SASCO 2005-S4
Credit Risk Manager Report
November 2005

Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.

The information contained in this Report is based upon a specific point in time and reflects performance solely through that point in time. It does not forecast the performance of the portfolio in the future. The information in this Report is not investment advice concerning a particular portfolio or security, and no mention of a particular security in this Report constitutes a recommendation to buy, sell, or hold that or any other security. The Report is based upon information provided to Clayton Fixed Income Services Inc. by third parties and therefore Clayton Fixed Income Services Inc. cannot, and does not, warrant that the information contained in this Report is accurate or complete.

Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.

Table of Contents
Section One: Executive Summary
Section Two: Loan-Level Report
Section Three: Prepayment Premium Analysis
Section Four: Analytics

Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.

Section One
Executive Summary

Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.

SASCO 2005-S4 Executive Summary November 2005

Transaction Summary

Closing Date: 07/29/2005
Depositor: Structured Asset Securities Corporation
Trustee(s): U. S. Bank
Master Servicer: Aurora Loan Services Master Servicing
Servicer(s): Aurora Loan Services, GMAC Mortgage, National City Mortgage,
             Option One Mortgage
Delinquency Reporting Method: OTS(1)

Collateral Summary
		    Closing Date   10/31/2005(2)    10/31/2005 as a Percentage
							 of Closing Date
Collateral Balance  $188,039,213   $176,502,845	              93.86%

Loan Count 	        4,941          4,703		      95.18%

(1) OTS Method: A current loan becomes 30 days delinquent if the scheduled payment is not made by the close of business on the corresponding day of the following month. Similarly for 60 days delinquent and the second immediately succeeding month and 90 days delinquent and the third immediately succeeding month.
(2) These figures are based upon information provided to Clayton Fixed Income Services Inc. by the servicers on a monthly basis.

Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.

Collateral Statistics
				Loan Count	Summed Balance
First Payment Defaults		    14		   $758,452
Early Payment Defaults* 	    39		  $1,641,941
Multiple Loans to One Borrower      91		  $3,821,347

* A default that occurs on the second or third scheduled payment

Prepayments
Remittance Date     Beginning Collateral      Total         Percentage
			   Balance	   Prepayments 	   of Prepayment
11/25/2005		$177,395,226	   $4,379,613	       2.47%
10/25/2005		$181,296,847	   $3,799,920	       2.10%
9/25/2005		$185,378,577	   $3,980,564	       2.15%

Prepayment Premium Analysis

During the 11/25/2005 remittance, 50 loans with active prepayment flags were paid-in-full. The servicers remitted prepayment premiums for all 50 loans, totaling $77,824 in prepayment penalty collections. This amount was distributed to the P class.

Loss Analysis

As of the 11/25/2005 remittance, no losses have passed through to the trust for this security.

Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.

Section Two
Loan-Level Report

Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.

Loan-Level Report Definitions
FICO : Represents the borrower's credit score at the time of securitization/origination.
Last Paid Date: Either the interest paid-through date or the last contractually due payment made by the borrower. Clayton Fixed Income Services Inc. uses this date to calculate delinquencies.
Valuation: Represents what is believed to be the most accurate known value of a property based on Clayton Fixed Income Services Inc.'s internal formulas. Several value appraisals may exist for a believed to be the most accurate value according to these formulas is shown on the report. When no value is available, a valuation known as an "internal estimate" is calculated according to an internal formula that adjusts the original value of the property by the Housing Price Index (HPI) and a discount based on credit class.
Liquidation Date: Clayton Fixed Income Services Inc.'s internal estimate of the date on which the proceeds through foreclosure and REO. This date takes into consideration servicing and state foreclosure timelines, as well as an estimated REO marketing period.
Estimated Loss/(Gain): Clayton Fixed Income Services Inc.'s internal estimate of the loss (or gain) that experience if it liquidates on the Liquidation Date. Delinquency Status: Indicates the monthly payment and delinquency history for an individual loan. The right-most character specifies the last known delinquency status, according to the following:
C: The contractually due payment arrived on time.
3: The contractually due payment had not arrived within thirty days.
6: The contractually due payment had not arrived within sixty days.
9: The contractually due payment had not arrived within ninety days.
F: The property is in the process of foreclosure.
R: The property is real estate owned (REO).
0: The mortgage has either liquidated or been paid off.
Delinquency Method: The delinquencies for this security are calculated according to the OTS method: a current loan becomes 30 days delinquent if the scheduled payment is not made by the close of business on the corresponding day of the following month.

Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.

SASCO 2005-S4 Loan-Level
Report Mortgage Data Through: October 31, 2005
Watchlist
 Valuation Method Orig.
Current Value
State
FICO
First Pmt.
Last Paid Dt. Loan Number
6646248 BPO
10/4/2005
$255,000
$250,000
4/1/2005
5/1/2005
VA
620
default and was originated as a cash-out refinance.
Default Reason: (Unknown)
12/12/2005 It appears the borrower's August payment was returned because of insufficient funds. This loan was added to the Watchlist because is now an early-payment
CA 5/1/2005 BPO $410,000 $20,500 5.00% $348,500 $17,862 6646421 7/1/2006 C39
10/6/2005 $424,900 5/1/2005 551
Default Reason: (Unknown)
12/12/2005 This loan was added to the Watchlist because it is an early-payment default. It appears the borrowers August payment was returned.
6646431 BPO
9/7/2005
$617,000
$580,000
5/1/2005
7/1/2005
CA
601
Default Reason: (Unknown)
11/4/2005 The borrower made a payment in September 2005 and is now contractually due for the 8/1/2005 payment.
10/10/2005 This loan was added to the Watchlist because it is an early-payment default and has a high balance.
6646454 BPO
8/18/2005
$415,000
$415,000
5/1/2005
4/1/2005
CA
619
Default Reason: (Unknown)
12/13/2005 Clayton is reviewing this loan against the deal's representations and warranties to see if it is a repurchase candidate.
10/10/2005 This loan was added to the Watchlist because it is a first-payment default.
6646579 BPO
8/19/2005
$138,890
$139,000
5/1/2005
4/1/2005
NC
584
Default Reason: (Unknown)
12/13/2005 Clayton is reviewing this loan against the deal's representations and warranties to see if it is a repurchase candidate.
10/10/2005 This loan was added to the Watchlist because it is a first-payment default.
Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.
Orig Amount OLTV
CLTV Current Bal
$51,000
$50,956
20.00%
20.38%
$20,459 4.81%
$116,400
$116,187
18.86%
20.03%
$83,000
$83,000
20.00%
20.00%
$27,778
$27,778
20.00%
19.98%
Est. Liq. Date Delinquency
Status
1st Lien
Comb. LTV
Est. (Gain)/Loss
Est. Severity MI Cert #
5/1/2006 $204,000
101.98%
369
Monitor
$50,956
99.91%
86.83% Monitor 87.12%
9/1/2006 $493,600
105.13%
336
Monitor
$116,187
99.81%
6/1/2006 $332,000
100.00%
999
Monitor
$79,590
95.89%
6/1/2006 $111,112
99.92%
999
Monitor
$27,778
100.00%
SASCO 2005-S4 Loan-Level Report Mortgage Data Through: October 31, 2005
Watchlist
 Valuation Method Orig.
Current Value
State
FICO
First Pmt.
Last Paid Dt. Loan Number
6646638 BPO
8/19/2005
$194,900
$145,000
5/1/2005
7/1/2005
IL
606
Default Reason: (Unknown)
11/4/2005 The borrower made a payment in September 2005 and is now contractually due for the 8/1/2005 payment.
10/13/2005 This loan was added to the Watchlist because it is an early-payment default.
6646710 BPO
9/8/2005
$231,000
$205,000
5/1/2005
6/1/2005
MN
571
Default Reason: (Unknown)
10/13/2005 This loan was added to the Watchlist because it is an early-payment default and it was originated as a cash-out refinance.
6646768 BPO
8/16/2005
$264,362
$255,000
5/1/2005
5/1/2005
CO
581
Default Reason: (Unknown)
12/13/2005 The borrower filed Chapter 7 bankruptcy on 8/5/2005.
10/13/2005 This loan was added to the Watchlist because it is an early-payment default.
6646805 BPO
8/18/2005
$142,500
$142,500
5/1/2005
5/1/2005
TX
588
Default Reason: (Unknown)
10/13/2005 This loan was added to the Watchlist because it is an early-payment default.
6646854 BPO
8/18/2005
$185,000
$188,000
5/1/2005
4/1/2005
FL
566
Default Reason: (Unknown)
12/13/2005 Clayton is reviewing this loan against the deal's representations and warranties to see if it is a repurchase candidate.
10/10/2005 This loan was added to the Watchlist because it is a first-payment default.
Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.
Orig Amount OLTV 1st Lien
Comb. LTV CLTV Current Bal
$155,920
134.31%
$38,980
$38,843
20.00%
26.78%
$207,900
107.00%
$11,550
$11,452
5.00%
5.58%
$211,490
103.66%
$52,872
$52,850
19.99%
20.72%
$114,000
99.97%
$28,500
$28,462
20.00%
19.97%
$166,500
93.48%
$9,250
$9,250
5.00%
4.92%
Est. Liq. Date Est. (Gain)/Loss
Est. Severity MI Cert #
$38,843
99.64%
$11,452
99.15%
$52,850
99.95%
$28,462
99.86%
$9,250
100.00%
Delinquency
Status
5/1/2007 636
Monitor
1/1/2007 369
Monitor
9/1/2006 699
Monitor - BK
5/1/2006 699
Monitor
7/1/2006 999
Monitor
SASCO 2005-S4 Loan-Level Report Mortgage Data Through: October 31, 2005
Watchlist
 Valuation Method Orig.
Current Value
State
FICO
First Pmt.
Last Paid Dt. Loan Number
6646972 BPO
8/18/2005
$553,500
$615,000
5/1/2005
4/1/2005
CA
588
Default Reason: (Unknown)
12/13/2005 Clayton is reviewing this loan against the deal's representations and warranties to see if it is a repurchase candidate.
10/10/2005 This loan was added to the Watchlist because it is an first-payment default and has a high balance.
6647078 BPO
8/20/2005
$127,000
$94,000
5/1/2005
5/1/2005
GA
598
Default Reason: (Unknown)
10/13/2005 This loan was added to the Watchlist because it is an early-payment default.
6647256 BPO
8/17/2005
$170,000
$167,000
5/1/2005
8/1/2005
OR
586
Default Reason: (Unknown)
12/13/2005 The borrower made a payment in October 2005 and is now due for the 9/1/2005 payment.
10/13/2005 This loan was added to the Watchlist because it is an early-payment default.
6647261 BPO
8/18/2005
$125,000
$119,000
5/1/2005
5/1/2005
warranties.
MI
583
Default Reason: (Unknown)
12/13/2005 The borrower has been in Chapter 7 bankruptcy since 7/6/2005. Clayton will review the deal documents to see if this loan violated the representations and
10/13/2005 This loan was added to the Watchlist because it is an early-payment default.
6647271 BPO
9/8/2005
$595,000
$670,000
5/1/2005
6/1/2005
CA
610
Default Reason: (Unknown)
12/13/2005 The borrower's September 2005 payment was returned and this loan remains an early-payment default.
11/4/2005 The borrower made a payment in September 2005 and is now contractually due for the 8/1/2005 payment.
10/10/2005 This loan was added to the Watchlist because it is an early-payment default and has a high balance.
Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.
Orig Amount OLTV
CLTV Current Bal
$110,700
$110,700
20.00%
18.00%
$25,400
$25,391
20.00%
27.01%
$34,000
$33,951
20.00%
20.32%
$25,000
$24,991
20.00%
21.00%
$119,000
$118,908
20.00%
17.74%
Est. Liq. Date 1st Lien
Comb. LTV
Est. (Gain)/Loss
Est. Severity MI Cert #
$442,800
90.00%
$45,572
41.16%
$101,600
135.09%
$25,391
99.96%
$136,000
101.76%
$33,951
99.85%
$100,000
105.03%
$24,991
99.96%
$476,000
88.79%
$40,477
34.01%
Delinquency
Status
6/1/2006 999
Monitor
5/1/2006 699
Monitor
12/1/2006 663
Monitor
11/1/2006 699
Monitor - BK
8/1/2006 339
Monitor
SASCO 2005-S4 Loan-Level Report Mortgage Data Through: October 31, 2005
Watchlist
 State
FICO
First Pmt.
Last Paid Dt. Loan Number
6647291 5/1/2005
4/1/2005
bankruptcy on 10/14/2005.
NC
589
Default Reason: (Unknown)
12/13/2005 Clayton is reviewing this loan against the deal's representations and warranties to see if it is a repurchase candidate. Additionally the borrower filed Chapter 13
10/10/2005 This loan was added to the Watchlist because it is a first-payment default.
6647402 5/1/2005
4/1/2005
PA
591
Default Reason: (Unknown)
12/13/2005 Clayton is reviewing this loan against the deal's representations and warranties to see if it is a repurchase candidate.
10/10/2005 This loan was added to the Watchlist because it is a first-payment default.
Est. Liq. Date Orig Amount OLTV Valuation Method Delinquency
Status
1st Lien
Comb. LTV
Est. (Gain)/Loss
Est. Severity MI Cert # CLTV
Orig.
Current Value Current Bal
6/1/2006 $87,450
97.58%
$21,850
$21,850
BPO
8/18/2005
999
Monitor - BK
$109,320
$112,000
$21,850
100.00%
19.98%
19.50%
11/1/2006 $202,500
90.95%
$11,250
$11,250
BPO
8/19/2005
999
Monitor
$225,000
$235,000
$11,250
100.00%
5.00%
4.78%
Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.
SASCO 2005-S4 Loan-Level Report
Est. Liq. Date
Mortgage Data Through: October 31, 2005
Watchlist
Orig Amount OLTV  Valuation Method Delinquency
Status
1st Lien
Comb. LTV
Est. (Gain)/Loss
Est. Severity MI Cert # CLTV
Orig.
Current Value Current Bal
State
FICO
First Pmt.
Last Paid Dt. Loan Number
4/1/2007 6647987 $556,000
100.00%
$139,000
$139,000
Appraisal
8/17/2005
6FFF
Monitor
$695,000
$695,000
$137,967
99.25%
20.00%
20.00%
5/1/2005
4/1/2005
NY
623
Default Reason: (Unknown)
12/13/2005 The servicer responded that it is monitoring the senior lien holder's foreclosure. According to its loss estimate, there is not sufficient equity to foreclose from the
11/4/2005 This loan is being reported in active foreclosure; however, there is no actual foreclosure start date. Clayton asked the servicer about its policy of reporting junior junior lien position. The senior lien holder's sale is scheduled for 1/13/2006. liens in foreclosure and if it is actually monitoring the senior lien holder's foreclosure proceedings.
However, we will research the servicer's policy on reporting loans in foreclosure. 10/13/2005 This loan is now being reported in foreclosure, but it appears the servicer is monitoring the senior lien holder's foreclosure as there is not a foreclosure start date.
9/12/2005 This loan was added to the Watchlist because it is a first-payment default.
10/1/2006 6648232 $207,900
103.94%
$51,950
$51,950
BPO
8/19/2005
6FFF
Monitor
$259,900
$250,000
$51,950
100.00%
19.98%
20.78%
5/1/2005
4/1/2005
OR
627
Default Reason: (Unknown)
11/4/2005 This loan is being reported in active foreclosure; however, there is no actual foreclosure start date. Clayton asked the servicer about its policy of reporting junior
10/13/2005 This loan is now being reported in foreclosure, but it appears the servicer is monitoring the senior lien holder's foreclosure as there is not a foreclosure start date.
liens in foreclosure and if it is actually monitoring the senior lien holder's foreclosure proceedings.
However, we will research the servicer's policy on reporting loans in foreclosure.
This loan was added to the Watchlist because it is a first-payment default and was 60-days delinquent at securitization. 9/9/2005
9/1/2006 6648370 $429,600
92.10%
$107,400
$107,362
BPO
8/1/2005
6FF9
Monitor - BK
$537,000
$583,000
$60,028
55.89%
20.00%
18.41%
4/1/2005
4/1/2005
CA
603
Default Reason: (Unknown)
12/13/2005 The foreclosure action was halted because the borrower filed Chapter 7 bankruptcy on 9/20/2005.
11/4/2005 The servicer initiated foreclosure on 8/16/2005 and the sale is scheduled for 12/15/2005. It appears there is sufficient equity to pursue foreclosure from the junior
10/13/2005 This loan was added to the Watchlist because it is an early payment default and the loan is now being reported in foreclosure. It appears that the servicer is lien position.
monitoring the senior lien holder's foreclosure as there is not a foreclosure start date. However, we will research the servicer's policy on reporting loans in foreclosure.
Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.
SASCO 2005-S4 Loan-Level Report
Est. Liq. Date
Mortgage Data Through: October 31, 2005
Watchlist
Orig Amount OLTV  Valuation Method Delinquency
Status
1st Lien
Comb. LTV
Est. (Gain)/Loss
Est. Severity MI Cert # CLTV
Orig.
Current Value Current Bal
State
FICO
First Pmt.
Last Paid Dt. Loan Number
9/1/2006 6648467 $398,400
96.69%
$99,600
$99,558
BPO
8/2/2005
6FFF
Monitor
$498,000
$515,000
$78,673
78.98%
20.00%
19.33%
4/1/2005
4/1/2005
CA
622
Default Reason: (Unknown)
12/13/2005 The servicer responded to our inquiry regard junior liens in foreclosure stating the following: "All junior liens are reviewed by our internal Loss Analysis group to are set up in the foreclosure workstation on our end but as a monitor only if that is the course of action taken." It appears the servicer is monitoring the determine a level of equity and if a bid or counter foreclosure action is feasible. Once the course of action is determined, we will carry out the action. These loans foreclosure action of the senior lien holder. According to the 8/2/2005 BPO value of $515,000, it appears there is equity to pursue. We will monitor this loan as it approaches 180-days of delinquency.
11/4/2005 This loan is being reported in active foreclosure; however, there is no actual foreclosure start date. Clayton asked the servicer about its policy of reporting junior
10/13/2005 This loan was added to the Watchlist because it is an early payment default and the loan is now being reported in foreclosure. It appears that the servicer is liens in foreclosure and if it is actually monitoring the senior lien holder's foreclosure proceedings.
monitoring the senior lien holder's foreclosure as there is not a foreclosure start date. However, we will research the servicer's policy on reporting loans in
7/1/2007 6648579 $115,600
198.92%
$28,900
$28,624
BPO
10/18/2005
CC33
Monitor
$144,500
$72,500
$28,624
99.04%
20.00%
39.48%
5/1/2005
8/1/2005
foreclosure.
WI
635
Default Reason: (Unknown)
12/12/2005 This loan was added to the Watchlist because the property declined in value by $72,000, or 50 percent. The borrower made a payment in October 2005. 12/1/2006 6648856 $440,000
95.63%
$110,000
$109,875
BPO
9/14/2005
C366
Monitor
$550,000
$575,000
$80,325
73.02%
20.00%
19.10%
5/1/2005
7/1/2005
CA
612
Default Reason: (Unknown)
12/13/2005 The borrower made a payment in October 2005.
10/10/2005 This loan was added to the Watchlist because it is an early-payment default and has a high balance.
8/1/2006 6649026 $688,800
83.88%
$150,000
$150,000
BPO
8/17/2005
39FF
Monitor
$861,053
$1,000,000
$3,330
2.22%
17.42%
15.00%
5/1/2005
4/1/2005
the junior lien position. The senior lien holder's sale is scheduled for 12/28/2005.
CA
620
Default Reason: (Unknown)
12/13/2005 The servicer responded that it is monitoring the senior lien holder's foreclosure action. According to the loss analysis there is insufficient equity to pursue from
12/13/2005 The servicer initiated foreclosure on 9/20/2005. According to the 8/17/2005 BPO of $1,000,000 there appears to be sufficient equity to pursue. 10/13/2005 This loan was added to the Watchlist because the borrower's July payment was returned and this loan is now a first payment default. Additionally, this loan has a high balance.
Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.
SASCO 2005-S4 Loan-Level Report
Est. Liq. Date
Mortgage Data Through: October 31, 2005
Watchlist
Orig Amount OLTV  Valuation Method Delinquency
Status
1st Lien
Comb. LTV
Est. (Gain)/Loss
Est. Severity MI Cert # CLTV
Orig.
Current Value Current Bal
State
FICO
First Pmt.
Last Paid Dt. Loan Number
9/1/2006 6649168 $93,700
80.79%
$23,450
$23,450
BPO
7/20/2005
6FFF
Monitor
$117,160
$145,000
$1,372
5.84%
20.01%
16.17%
5/1/2005
4/1/2005
FL
625
Default Reason: (Unknown)
12/13/2005 The servicer responded that the senior lien holder held its foreclosure sale and acquired the property on 11/14/2005. It also commented that the loss analysis will monitor to ensure this loan is charged off as it is unsecured. determined there was not equity to pursue from the junior lien position and a bid was not placed at the sale. There were no excess proceeds from the sale. We
11/4/2005 This loan is being reported in active foreclosure; however, there is no actual foreclosure start date. Clayton asked the servicer about its policy of reporting junior
However, we will research the servicer's policy on reporting loans in foreclosure.
liens in foreclosure and if it is actually monitoring the senior lien holder's foreclosure proceedings.
10/13/2005 This loan is now being reported in foreclosure, but it appears the servicer is monitoring the senior lien holder's foreclosure as there is not a foreclosure start date.
9/12/2005 This loan was added to the Watchlist because it is a first-payment default.
10/1/2006 6649610 $568,000
107.72%
$142,000
$141,940
BPO
8/18/2005
3699
Monitor
$710,000
$659,000
$141,940
99.95%
20.00%
21.53%
5/1/2005
5/1/2005
CA
629
Default Reason: (Unknown)
10/13/2005 This loan was added to the Watchlist because it is an early-payment default and has a high balance.
Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.
SASCO 2005-S4 Loan-Level Report
Est. Liq. Date
Mortgage Data Through: October 31, 2005
Watchlist
Orig Amount OLTV  Valuation Method Delinquency
Status
1st Lien
Comb. LTV
Est. (Gain)/Loss
Est. Severity MI Cert # CLTV
Orig.
Current Value Current Bal
State
FICO
First Pmt.
Last Paid Dt. Loan Number
9/1/2006 6644951 $76,800
125.33%
$19,200
$19,194
Int. Est.
6/30/2005
3699
Monitor
$96,000
$76,589
$19,194
99.96%
20.00%
25.06%
5/1/2005
5/1/2005
UT
593
Default Reason: (Unknown)
12/13/2005 The payments were applied to the loan on 11/30/2005.
in a suspense account. 11/4/2005 It appears the borrower made a payment of $578 on 10/20/2005. This amount would be enough to satisfy three payments, but the servicer has placed the payment
10/13/2005 This loan was added to the Watchlist because it is an early-payment default.
8/1/2006 6644990 $79,920
90.81%
$19,980
$19,972
BPO
10/3/2005
3FFF
Monitor
$99,900
$110,000
$14,664
73.39%
20.00%
18.15%
5/1/2005
5/1/2005
FL
608
Default Reason: (Unknown)
12/13/2005 The servicer initiated foreclosure from the senior lien position on 8/29/2005.
appears the foreclosure is being pursued from that position. 10/13/2005 This loan was added to the Watchlist because it is a second-payment default and is being reported in foreclosure. The servicer also holds the senior lien and it
LA 5/1/2005 Int. Est. $100,000 20.00% $20,000 $19,992 $80,000 11/1/2006 C699
6645004
127.26% $19,992 6/30/2005 Monitor $78,571 99.96% 25.44% 5/1/2005 610
Default Reason: (Unknown)
policies. 12/13/2005 This loan is located in a FEMA declared disaster area as the result of Hurricane Katrina. We will monitor to ensure the servicer follows its natural disaster
10/13/2005 This loan was added to the Watchlist because it is an early-payment default.
1/1/2007 6645086 $87,600
130.16%
$21,900
$21,874
Int. Est.
6/30/2005
C369
Monitor
$109,500
$84,101
$21,874
99.88%
20.00%
26.00%
5/1/2005
6/1/2005
on 12/5/2005 indicates that the servicer is waiting for the results of a BPO to determine if it will bid from the junior lien position.
MI
583
Default Reason: (Unknown)
12/13/2005 The servicer also holds the senior lien to the property and is pursuing foreclosure from that position. The foreclosure sale is scheduled for 1/13/2006. A comment
10/13/2005 This loan was added to the Watchlist because it is an early-payment default and it was originated as a cash-out refinance.
Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.
SASCO 2005-S4 Loan-Level Report
Est. Liq. Date
Mortgage Data Through: October 31, 2005
Watchlist
Orig Amount OLTV  Valuation Method Delinquency
Status
1st Lien
Comb. LTV
Est. (Gain)/Loss
Est. Severity MI Cert # CLTV
Orig.
Current Value Current Bal
State
FICO
First Pmt.
Last Paid Dt. Loan Number
8/1/2006 6645131 $91,600
121.25%
$22,900
$22,884
Int. Est.
6/30/2005
3699
Monitor
$114,500
$94,416
$22,884
99.93%
20.00%
24.23%
4/1/2005
5/1/2005
FL
589
Default Reason: (Unknown)
10/13/2005 This loan was added to the Watchlist because it is an early-payment default.
7/1/2006 6645140 $91,969
128.17%
$22,992
$22,979
Int. Est.
6/30/2005
CC69
Monitor
$114,962
$89,680
$22,979
99.94%
20.00%
25.62%
6/1/2005
6/1/2005
TN
593
funds.
Default Reason: (Unknown)
12/12/2005 This loan was added to the Watchlist because it is an early-payment default. It appears the borrower's August payment was returned because of insufficient
MO 5/1/2005 Int. Est. 20.00% $120,000 $24,000 5/1/2006 6645210 $96,000
131.08%
$24,000
$24,000 6/30/2005
6999
Monitor $91,546 100.00% 26.21% 4/1/2005 602
Default Reason: (Unknown)
status. 11/4/2005 It appears that the servicer also holds the senior lien and is preparing to initiate foreclosure from that position. This loan continues to be in a first-payment default
9/12/2005 This loan was added to the Watchlist because it is a first-payment default.
7/1/2006 6645463 $111,928
129.35%
$27,982
$27,953
Int. Est.
6/30/2005
3636
Monitor - BK
$139,910
$108,136
$27,953
99.89%
20.00%
25.85%
5/1/2005
7/1/2005
TX
595
Default Reason: (Unknown)
11/4/2005 The borrower made a payment of $560 on 9/9/2005. This loan is no longer an early-payment default, but remains on the Watchlist because the property is located
10/13/2005 This loan was added to the Watchlist because it is an early-payment default and the property is located in a FEMA declared disaster area as a result of Hurricane in a FEMA declared disaster area as a result of the recent hurricanes.
Rita.
1/1/2007 6645513 $116,000
107.40%
$29,000
$29,000
Appraisal
11/11/2005
6FFF
Monitor
$145,000
$135,000
$29,000
100.00%
20.00%
21.48%
5/1/2005
4/1/2005
$135,000. The initial short sale offer was $100,000 but the servicer denied the offer and indicated it would not accept anything under $121,500.
MN
617
Default Reason: (Unknown)
12/13/2005 It appears the borrower is trying to work out a short sale with the servicer. An internal appraisal was performed on 11/11/2005, which valued the property at
10/13/2005 This loan is a first-payment default. The servicer also holds the senior lien and is pursuing foreclosure from that position.
9/12/2005 This loan was added to the Watchlist because it is a first-payment default.
Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.
SASCO 2005-S4 Loan-Level Report
Est. Liq. Date
Mortgage Data Through: October 31, 2005
Watchlist
Orig Amount OLTV  Valuation Method Delinquency
Status
1st Lien
Comb. LTV
Est. (Gain)/Loss
Est. Severity MI Cert # CLTV
Orig.
Current Value Current Bal
State
FICO
First Pmt.
Last Paid Dt. Loan Number
5/1/2006 6645668 $126,000
128.86%
$31,500
$31,489
Int. Est.
6/30/2005
3699
Monitor
$157,500
$122,217
$31,489
99.96%
20.00%
25.76%
5/1/2005
5/1/2005
TX
582
Rita.
Default Reason: (Unknown)
10/13/2005 This loan was added to the Watchlist because it is an early-payment default and the property is located in a FEMA declared disaster area as a result of Hurricane
MN 5/1/2005 BPO $174,000 $34,800 20.00% $139,200 $34,781 6645805 2/1/2007 36FF
103.86% $34,781 10/7/2005 Monitor $167,500 99.94% 20.76% 5/1/2005 605
Default Reason: (Unknown)
11/4/2005 It appears the servicer may also hold the senior lien and is pursuing foreclosure from that lien position. According to the servicer's system, no foreclosure actions position. have taken place for the junior lien. A new BPO was performed on 10/7/2005 and valued the property at $167,500, which indicates there may be a marginal equity
10/13/2005 This loan was added to the Watchlist because it is an early-payment default.
5/1/2006 6645844 $143,200
131.57%
$35,800
$35,800
Int. Est.
6/30/2005
6999
Monitor
$179,000
$136,040
$35,800
100.00%
20.00%
26.31%
5/1/2005
4/1/2005
MS
581
Default Reason: (Unknown)
12/13/2005 According to the servicer's system, the property was not damaged by the hurricane. The borrower indicated that he/she is waiting for disability and will then be
10/13/2005 The property securing this loan is located in a FEMA declared disaster area as the result of Hurricane Katrina. We will monitor to ensure the servicer follows its able to make payments on the account.
natural disaster policies.
9/12/2005 This loan was added to the Watchlist because it is a first-payment default.
9/1/2006 6645912 $151,920
126.24%
$37,980
$37,966
Int. Est.
6/30/2005
3699
Monitor
$189,900
$150,410
$37,966
99.96%
20.00%
25.24%
5/1/2005
5/1/2005
CO
607
Default Reason: (Unknown)
10/13/2005 This loan was added to the Watchlist because it is an early-payment default.
Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.
SASCO 2005-S4 Loan-Level Report
Est. Liq. Date
Mortgage Data Through: October 31, 2005
Watchlist
Orig Amount OLTV  Valuation Method Delinquency
Status
1st Lien
Comb. LTV
Est. (Gain)/Loss
Est. Severity MI Cert # CLTV
Orig.
Current Value Current Bal
State
FICO
First Pmt.
Last Paid Dt. Loan Number
4/1/2007 6645984 $165,700
101.03%
$41,424
$41,424
BPO
9/23/2005
6FF9
Monitor - BK
$207,124
$205,000
$41,424
100.00%
19.99%
20.20%
5/1/2005
4/1/2005
IL
584
Default Reason: (Unknown)
11/4/2005 The foreclosure action was halted because the borrower filed Chapter 13 bankruptcy on 10/4/2005. The servicer filed a proof of claim on 10/24/2005. Under the
10/13/2005 This loan is a first-payment default and is being reported in foreclosure. The servicer also holds the senior lien and it appears the foreclosure is being pursued bankruptcy plan, the borrower will make monthly post-petition payments to the trustee in the amount of $402.
from this position. Additionally, comments on the servicer's system indicate the borrower filed Chapter 13 bankruptcy on 9/6/2005.
9/12/2005 This loan was added to the Watchlist because it is a first-payment default.
1/1/2007 6646115 $200,000
125.84%
$50,000
$49,982
Int. Est.
6/30/2005
6999
Monitor
$250,000
$198,648
$49,982
99.96%
20.00%
25.16%
5/1/2005
5/1/2005
PA
604
Default Reason: (Unknown)
12/13/2005 Comments in the servicer's system indicate that the borrower failed the payment plan and filed Chapter 7 bankruptcy on 9/27/2005.
11/4/2005 The servicer entered into a payment plan with the borrower and the initial payment of $859 was made on 10/24/2005.
9/12/2005 This loan was added to the Watchlist because it is a first-payment default.
8/1/2006 6646198 $360,000
130.69%
$90,000
$89,966
Int. Est.
6/30/2005
3699
Monitor
$450,000
$344,280
$89,966
99.96%
20.00%
26.13%
5/1/2005
5/1/2005
CA
598
Default Reason: (Unknown)
12/13/2005 The servicer also holds the senior lien and submitted that lien for foreclosure review on 12/13/2005.
10/13/2005 This loan was added to the Watchlist because it is an early-payment default.
Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.

Section Three
Prepayment Premium Analysis

Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.


Reconciliation of Prepayment Premiums for SASCO 2005-S4

Mortgage Data Through: October 31, 2005


Section 1: Prepayment premiums remitted to the P Class by the trustee. This information is taken from the Statement to Certificateholders prepared by the trustee.

			         Trustee Remittance Date

Class		25-Nov-05	25-Oct-05	25-Sep-05	25-Aug-05
P Class		 $77,824	 $51,123	 $58,714	 $10,133

Section 2: Prepayment premiums collected by the servicers and remitted to the trustee. This information is reported to Clayton by the servicers each month.


			          Trustee Remittance Date

Servicers	25-Nov-05	25-Oct-05	25-Sep-05	25-Aug-05
Total		 $77,824	 $51,123	 $58,714	 $5,492

Section 3: Reconciliation of the amounts remitted to the P Class by the trustee and the amounts remitted by the servicers to the trustee.




  Amount remitted to P Class: $77,824
Amount remitted by Servicers: $77,824
                  Difference: $0

Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.

Aggregate Paid-Off Loans Report for SASCO 2005-S4


Mortgage Data Through: October 31, 2005




Trustee Remittance Date		       25-Nov-05 25-Oct-05  25-Sep-05  25-Aug-05


Loans with Active Prepayment Flags with
Premiums Remitted (A)			  50	     39	         38	    4




Loans without Prepayment Flags with
Premiums Remitted			   0	      0	       	  0	    0



Total Loans with Premiums Remitted (B)	  50	     39		 38	    4




Loans with Active Prepayment Flags (C)	  50	     39        	 38	    4




Loans without Prepayment Flags with
Premiums Remitted			   0	      0		  0	    0
Subtotal (D)				  50	     39		 38	    4




Premiums Remitted with Active
Prepayment Flags (A/C)			100.00%	   100.00%     100.00%	 100.00%




Total Loans with Premiums Remitted
to the Subtotal (B/D)			100.00%	   100.00%     100.00%	 100.00%




Total Paid-Off Loans (E)		  77	     64	         63	    18


Total Loans with Premiums Remitted
to the Total Paid-Off Loans (B/E )	 64.9%	    60.9%	60.3%	   22.2%



Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.

Paid-Off Loans Exception Report for SASCO 2005-S4

Mortgage Data Through: October 31, 2005


Servicer:								Total
Total Paid-Off Loans with Flags			     			 50

Less Exceptions:
     Loans with Expired Prepayment Clauses
     (as stated in the Note)*						  0

     Loans that Contained a Clause Allowing Prepayment
     Premiums to be Waived at the Time of Liquidation*			  0



     Loans that Liquidated from REO*					  0


     Loans with Discrepancies between the Data File
     and the Note							  0


     Defaulted Liquidated Loans that Could Not Have Collected
     Premiums because of the Acceleration of the Debt*		  	  0


     Loans that were Liquidated Through Loss Mitigation
     Efforts*								  0

Total Paid-Off Loans with Active Prepayment Flags (C)	 		 50


Other Exceptions:
     Paid-Off Loans that Did Not have Premiums Remitted
     because of State Statutes						  0


     Paid-Off Loans with Active Prepayment Flags that Did Not
     Have Premiums Remitted						  0

* These categories are mutually exclusive.

Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.

Paid-Off Loans With Prepayment Flags for SASCO 2005-S4


Mortgage Data Through: October 31, 2005


Loan    Delin-	Origi-	 PPP   Expir-     Pay-     Payoff   PPP     St-  %
of
Number 	quency	nation	 Flag  ation      off      Date     Remit-
ate  PPP to
	String	Date	        Date      Balance	       ted       Payoff



6646518	 C30   3/2/2005   3   3/2/2008	  $6,777   10/6/2005  $133   MN
2%


6646452	 CC0   3/30/2005  2   3/30/2007	  $19,457  10/3/2005  $159   MI
1%


6649591	CCC0   3/29/2005  2   3/29/2007	  $13,311  10/18/2005 $259   AL
2%


6648735	CCC0   3/18/2005  2   3/18/2007	  $19,792  10/6/2005  $385   OR
2%


6646976	 CC0   3/18/2005  2   3/18/2007	  $7,801   10/6/2005  $386   FL
5%


6648413	C360   3/21/2005  2   3/21/2007	  $32,917  10/31/2005 $636   FL
2%


6647012	 CC0   3/24/2005  2   3/24/2007	  $12,953  10/24/2005 $642   FL
5%


6644790	CCC0   3/25/2005  2   3/25/2007	  $16,966  10/28/2005 $718   AL
4%


6649098	CCC0   3/17/2005  2   3/17/2007	  $40,968  10/4/2005  $797   FL
2%


6648188	CCC0   3/8/2005	  2   3/8/2007	  $42,309  10/6/2005  $823   AZ
2%


6648998	CCC0   3/2/2005	  2   3/2/2007	  $43,001  10/3/2005  $837   MN
2%


6644942	CCC0   3/28/2005  2   3/28/2007	  $19,936  10/24/2005 $853   AZ
4%


6647241	 CC0   3/18/2005  2   3/18/2007	  $25,400  10/21/2005 $914   CA
4%


6648316	CCC0   3/24/2005  2   3/24/2007	  $47,204  10/17/2005 $918   FL
2%
6648689	CCC0   3/24/2005  2   3/24/2007	  $49,010  10/12/2005 $954   MN
2%
6649407	CCC0   3/21/2005  2   3/21/2007	  $49,217  10/27/2005 $957   CA
2%
6649487	CCC0   2/18/2005  2   2/18/2007	  $51,548  10/7/2005  $1,003 CA
2%
6645250	CCC0    4/8/2005  2   4/8/2007	  $25,879  10/25/2005 $1,036 AZ
4%
6645177	CCC0   3/23/2005  3   3/23/2008	  $24,716  10/14/2005 $1,051 NH
4%
6645382	CCC0   3/14/2005  2   3/14/2007	  $28,270  10/18/2005 $1,096 FL
	   4%
6645371	CCC0	3/7/2005  2   3/7/2007	  $27,735  10/26/2005 $1,140 AZ    4%

6645075	CCC0   3/17/2005  2   3/17/2007	  $23,028  10/7/2005  $1,166 ID
5%
6645470	CCC0   3/30/2005  2   3/30/2007	  $29,590  10/26/2005 $1,201 AZ
4%
6646655	CC0    3/25/2005  2   3/25/2007	  $28,427  10/17/2005 $1,250 AZ
4%
6645641	CCC0   3/17/2005  2   3/17/2007	  $32,201  10/27/2005 $1,328 FL
4%
6648272	CCC0   3/31/2005  2   3/31/2007	  $69,575  10/6/2005  $1,353 FL
2%
6646481	CC0    3/29/2005  2   3/29/2007	  $38,847  10/6/2005  $1,398 CA
4%
6645650	CCC0    2/3/2005  2   2/3/2007	  $32,750  10/31/2005 $1,399 FL
4%
6647150	CC0    2/18/2005  2   2/18/2007	  $36,093  10/25/2005 $1,587 CA
4%
6645916	CCC0   2/22/2005  2   2/22/2007	  $39,847  10/21/2005 $1,705 AZ
4%
6647336	C30     3/9/2005  2   3/9/2007	  $38,900  10/4/2005  $1,713 CT
4%
6648446	CCC0	3/8/2005  2   3/8/2007	  $88,397  10/14/2005 $1,720 IL    2%

6648034	CCC0   3/16/2005  2   3/16/2007	  $89,217  10/5/2005  $1,736 CA
2%
6646446	C30    3/18/2005  2   3/18/2007   $41,883  10/4/2005  $1,782 WA
4%
6647260	CC0    3/18/2005  2   3/18/2007	  $56,726  10/19/2005 $1,867 CA
3%
6646022	CCC0   2/10/2005  3   2/10/2008	  $46,007  10/31/2005 $1,963 NV
4%
6648332	CCC0    3/3/2005  1   3/3/2006	  $101,096 10/31/2005 $1,968 RI
2%
6646105	CCC0   3/21/2005  1   3/21/2006	  $51,455  10/20/2005 $2,000 FL
4%
6646101	CCC0   3/29/2005  2   3/29/2007	  $50,741  10/31/2005 $2,051 CA
4%
6649246	CCC0   3/24/2005  2   3/24/2007	  $106,650 10/25/2005 $2,075 CA
2%
6649077	CCC0   3/11/2005  2   3/11/2007	  $106,650 10/31/2005 $2,075 CA
2%
6648887	CCC0    3/1/2005  2   3/1/2007	  $109,185 10/12/2005 $2,124 CA
2%
6646444	360    3/22/2005  2   3/22/2007	  $53,837  10/25/2005 $2,209 CA
4%
6648515	CCC0   3/23/2005  2   3/23/2007	  $123,059 10/11/2005 $2,395 CA
2%
6646432	CC0    3/17/2005  2   3/17/2007	  $65,213  10/27/2005 $2,738 CA
4%
6646443	CC0    3/17/2005  2   3/17/2007	  $75,745  10/3/2005  $3,184 CA
4%
6647156	CC0    3/10/2005  2   3/10/2007	  $89,092  10/14/2005 $3,561 WA
4%
6647200	CC0	3/3/2005  2   3/3/2007	  $99,638  10/14/2005 $3,788 CA    4%

6646284	CC0    3/15/2005  2   3/15/2007	  $78,436  10/18/2005 $3,932 CA
	   5%
6647193	CC0     3/3/2005  2   3/3/2007	  $121,612 10/31/2005 $4,861 CA
4%

Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.

Section Four
Analytics

Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.

SASCO 2005-S4 FICO Distribution by Status
Mortgage Data Through: October 31, 2005
FICO	Delinquency	Percentage
510	Delinquent	0.004
550	Current	0.007
550	Delinquent	0.026
550	Paid Off	0.013
560	Current	0.011
560	Delinquent	0.035
560	Paid Off	0.022
570	Current	0.013
570	Delinquent	0.03
570	Paid Off	0.031
580	Current	0.081
580	Delinquent	0.143
580	Paid Off	0.107
590	Current	0.137
590	Delinquent	0.216
590	Paid Off	0.12
600	Current	0.141
600	Delinquent	0.152
600	Paid Off	0.138
610	Current	0.179
610	Delinquent	0.156
610	Paid Off	0.16
620	Current	0.192
620	Delinquent	0.182
620	Paid Off	0.173
630	Current	0.089
630	Delinquent	0.039
630	Paid Off	0.062
640	Current	0.04
640	Delinquent	0.013
640	Paid Off	0.053
650	Current	0.001
650	Paid Off	0.004
660	Current	0.001
670	Current	0.004
670	Paid Off	0.018
680	Current	0.009
680	Delinquent	0.004
680	Paid Off	0.009
690	Current	0.007
690	Paid Off	0.004
700	Current	0.01
700	Paid Off	0.009
710	Current	0.01
710	Paid Off	0.013
720	Current	0.009
720	Paid Off	0.004
730	Current	0.009
730	Paid Off	0.004
740	Current	0.01
740	Paid Off	0.009
750	Current	0.007
750	Paid Off	0.004
760	Current	0.007
760	Paid Off	0.004
770	Current	0.006
770	Paid Off	0.009
780	Current	0.005
780	Paid Off	0.013
790	Current	0.006
790	Paid Off	0.004
800	Current	0.003
810	Current	0.001
820	Current	0
890	Current	0

Status	# of Loans	Average	Std. Deviation
Current	4,472	616	56.778
Delinquent	231	597	20.311
Paid Off	225	611	72.449
Total:	4,928

Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.

SASCO 2005-S4 Loan-to-Value Distribution by Status
Mortgage Data Through: October 31, 2005
LTV	Delinquency	Percentage
0	Current	0.005
0	Paid Off	0.004
0	Delinquent	0.009
0.1	Delinquent	0.165
0.1	Paid Off	0.182
0.1	Current	0.119
0.2	Current	0.867
0.2	Paid Off	0.796
0.2	Delinquent	0.823
0.3	Paid Off	0.018
0.3	Delinquent	0.004
0.3	Current	0.01
0.4	Current	0

Status	# of Loans	Average	Std. Deviation
Current	4,472	0.987	0.039
Delinquent	231	0.99	0.032
Paid Off	225	0.976	0.059
Total:	4,928

Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.

SASCO 2005-S4 Balance Distribution by Status
Mortgage Data Through: October 31, 2005
Balance	Delinquency	Percentage
0	Current	0.001
0	Delinquent	0.004
10000	Current	0.086
10000	Delinquent	0.143
20000	Current	0.236
20000	Delinquent	0.19
30000	Current	0.277
30000	Delinquent	0.268
40000	Current	0.149
40000	Delinquent	0.134
50000	Current	0.082
50000	Delinquent	0.1
60000	Current	0.052
60000	Delinquent	0.035
70000	Current	0.04
70000	Delinquent	0.022
80000	Current	0.024
80000	Delinquent	0.026
90000	Current	0.015
90000	Delinquent	0.017
100000	Current	0.013
100000	Delinquent	0.017
110000	Current	0.008
110000	Delinquent	0.013
120000	Current	0.008
120000	Delinquent	0.013
130000	Current	0.004
130000	Delinquent	0.004
140000	Current	0.003
140000	Delinquent	0.009
150000	Current	0.001
150000	Delinquent	0.004
170000	Current	0
190000	Current	0
210000	Current	0
400000	Current	0

Status	# of Loans	Average	Std. Deviation
Current	4,472	37,504.26	24,357.90
Delinquent	231	38,024.99	27,501.77
Total:	4,703

Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.

SASCO 2005-S4 Mortgage Term Distribution by Status
Mortgage Data Through: October 31, 2005
Mortgage Term	Delinquency	Percentage
0	Current	0.004
0	Delinquent	0.017
0	Paid Off	0.013
120	Paid Off	0.089
120	Delinquent	0.1
120	Current	0.049
180	Current	0.224
180	Delinquent	0.121
180	Paid Off	0.133
240	Paid Off	0.231
240	Delinquent	0.165
240	Current	0.236
360	Current	0.488
360	Delinquent	0.597
360	Paid Off	0.533

# of Loans	Other	120	180	240	360
4,928	23	261	1,059	1,145	2440

Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.

SASCO 2005-S4 Mortgage Purpose Distribution
Mortgage Data Through: October 31, 2005


Origination Statistics	Current Loans


Purpose	Number	Percentage	Purpose	Number	Percentage
Cash-out refinance 	444	9.0%	Cash-out refinance 	376	8.4%
Purchase	4,232	85.7%	Purchase	3,850	86.1%

Rate/term refinance 	265	5.4%	Rate/term refinance 	246	5.5%
Home Improvement 	0	0.0%	Home Improvement 	0	0.0%
Other	0	0.0%	Other	0	0.0%

Total	4,941	100%	Total	4,472	100%


Delinquent Loans	Paid Off Loans


Purpose	Number	Percentage	Purpose	Number	Percentage

Cash-out refinance 	24	10.4%	Cash-out refinance 	40	17.8%
Purchase	203	87.9%	Purchase	170	75.6%

Rate/term refinance 	4	1.7%	Rate/term refinance 	15	6.7%
Home Improvement 	0	0.0%	Home Improvement 	0	0.0%
Other	0	0.0%	Other	0	0.0%

Total	231	100%	Total	225	100%

Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.

SASCO 2005-S4 Ownership Distribution by Status
Mortgage Data Through: October 31, 2005
Ownership Type	Delinquency	Percentage
Investment Home	Current	0.114
Investment Home	Delinquent	0.022
Investment Home	Paid Off	0.12
Primary Home	Current	0.884
Primary Home	Delinquent	0.974
Primary Home	Paid Off	0.88
Second Home	Current	0.002
Second Home	Delinquent	0.004

Title	# of Loans
Investment Home	541
Primary Home	4,375
Second Home	12
Total:	4,928

Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.

SASCO 2005-S4 Delinquent Balance Over Time
Mortgage Data Through: October 31, 2005
AsOfDate	30 Days	60 Days	90 Days	Foreclosure	REO
7/31/2005	1572893.55	659544.27	0	0	0
8/31/2005	2848092.04	811609.41	523628.34	511716.41      0
9/30/2005	4337444.32	1483352.42	977951.82	696497.61      0
10/31/2005	4246109.15	1871761.28	2013570.91	652331.64      0

Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.

SASCO 2005-S4 Delinquent Count Over Time
Mortgage Data Through: October 31, 2005
AsOfDate	30 Days	60 Days	90 Days	Foreclosure	REO
7/31/2005	39	11	0	0	0
8/31/2005	81	22	10	8	0
9/30/2005	128	38	25	10	0
10/31/2005	114	55	50	12	0

Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.

SASCO 2005-S4 Conditional Prepayment Rates
Mortgage Data Through: October 31, 2005
Date	Distribution Date	CPR	3-Month MA	6-Month MA   12-Month MA
10/31/2005	11/25/2005	21.24%	19.09%
9/30/2005	10/25/2005	17.70%
8/31/2005	9/25/2005	18.30%
7/31/2005	8/25/2005	8.20%

Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.